================================================================================


                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                         ------------------------------

                                    FORM 8-K


                                 CURRENT REPORT
                     PURSUANT TO SECTION 13 OR 15(D) OF THE
                         SECURITIES EXCHANGE ACT OF 1934

       Date of Report (Date of earliest event reported): December 3, 2004

                                 SMARTPROS LTD.
                                 --------------
             (Exact name of Registrant as specified in its charter)


    Delaware                       001-32300                    13-4100476
---------------              --------------------          ---------------------
(State or other                (Commission File               (IRS Employer
jurisdiction of                    Number)                 Identification No.)
incorporation)


                 12 Skyline Drive
                Hawthorne, New York                             10532
--------------------------------------------------         ---------------
      (Address Of Principal Executive Office)                 (Zip Code)

        Registrant's telephone number, including area code (914) 345-2620






Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[  ]  Written communications pursuant to Rule 425 under the Securities Act
      (17 CFR 230.425)

[  ]  Soliciting material pursuant to Rule 14a-12 under the Exchange Act
      (17 CFR 240.14a-12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

ITEM 8.01 - OTHER EVENTS

         On November 29, 2004, Allen S. Greene, the Chief Executive Officer of SmartPros Ltd. was interviewed by Michael Wax of CEOcast. The interview was carried on CEOCast's web site at www.ceocast.com. Attached hereto as Exhibit
99.1 to this Form 8-K is a transcript of the interview.


ITEM 9.01 FINANCIAL STATEMENTS AND EXHIBITS

(c)      Exhibits

           EXHIBIT
             NO.                         DESCRIPTION
           -------                       -----------

            99.1 Transcript of Allen S. Greene interview with Michael Wax of CEOcast on November 29, 2004.

                                   SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this Current Report on Form 8-K to be signed on its behalf by the undersigned, hereunto duly authorized.



                                              SmartPros Ltd.

Dated:   December 3, 2004                     By: /s/ Allen S. Greene
                                                  ------------------------------
                                                  Allen S. Greene,
                                                  Chief Executive Officer

                                  EXHIBIT INDEX



           EXHIBIT
             NO.                            DESCRIPTION
           -------                          -----------

            99.1 Transcript of Allen S. Greene interview with Michael Wax of CEOcast on November 29, 2004.